UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  May 19, 2003



                             Nittany Financial Corp.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Pennsylvania                  0-32623                 23-2925762
----------------------------   -----------------------   ----------------------
(State or other jurisdiction   (Commission File Number)  (IRS Employer
of incorporation)                                        Identification Number)



116 East College Avenue, State College, Pennsylvania                    16801
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:            (814) 234-7320
                                                               --------------



                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                             NITTANY FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT



Item 5.  Other Events
-------  ------------

     On May 19, 2003, the Registrant announced that it has commenced the additional common stock offering previously announced on April 25, 2003. The Registrant will offer to sell up to 115,000 shares with an option to sell an additional 34,500 shares at a price of $15.50 per share.

     For further details, reference is made to the Press Release dated May 19, 2003, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
-------  ------------------------------------------------------------------

Exhibit 99 -- Press Release dated May 19, 2003.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         NITTANY FINANCIAL CORP.



Date: May 19, 2003                 By:   /s/ David Z. Richards, Jr.
                                         ---------------------------------------
                                         David Z. Richards, Jr.
                                         President and Chief Executive Officer
                                         (Duly Authorized Officer)